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                                                                   Exhibit 99.1

                                                [LINK ENERGY LOGO APPEARS HERE]



                                                 For more information, contact:
                                                                 John Zimmerman
                                                                   713-993-5671

FOR IMMEDIATE RELEASE


              LINK ENERGY CONCLUDES SALE OF ITS CRUDE OIL BUSINESS


         HOUSTON (April 1, 2004) - Link Energy (NASDAQ OTC: LNKE) announced that it has concluded the sale of its entire crude oil marketing, pipeline and trucking transportation business to Plains All American Pipeline, L.P. (NYSE:
PAA) on the terms previously discussed in its press release dated March 31, 2004. As a result of the closing of the transaction, Link Energy will have no further operations and will conduct an orderly winding up of its business and affairs.

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